SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒   Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MINERVA NEUROSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MINERVA NEUROSCIENCES, INC. 2024 Annual Meeting of Stockholders to be held on December 5, 2024 at 9:30 A.M. Eastern Time Vote by December 4, 2024 11:59 PM ET MINERVA NEUROSCIENCES, INC. 1500 DISTRICT AVE BURLINGTON, MA 01803 V57511-P18410 You invested in MINERVA NEUROSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on December 5, 2024 at 9:30 A.M. Eastern Time at www.virtualshareholdermeeting.com/NERV2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is no charge for requesting a copy of the voting material(s). The record date for the Annual Meeting is October 7, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. For the ten days prior to the Annual Meeting, a list of our stockholders as of the close of business on the record date and entitled to vote at the Annual Meeting will be available for examination during normal business hours by any stockholder of record for a legally valid purpose at our principal executive offices or by emailing us at info@minervaneurosciences.com. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 5, 2024 9:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/NERV2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends 1. To elect two Class I directors each to hold office until 2027 Annual Meeting of Stockholders. Nominees: For 01) Hans Peter Hasler 02) Dr. Remy Luthringer 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the For accompanying proxy statement. 3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for For its fiscal year ending December 31, 2024. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V57512-P18410